[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

April 30, 2002

Merrill Lynch
Municipal
Intermediate
Term Fund

www.mlim.ml.com

MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of Merrill Lynch Municipal Intermediate Term Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

For the six-month period ended April 30, 2002, our investment strategy was to enhance the Fund's level of tax-exempt income and moderate its price volatility. Therefore, we focused on the acquisition of premium couponed securities in the 10-year-13-year maturity range. At the end of the period, the Fund's average maturity was approximately 9.3 years compared to 10.9 years at October 31, 2001. We continued to emphasize high credit quality, with nearly 84.6% of the Fund's holdings rated AA or higher by at least one of the major rating agencies.

Looking forward, the investment issues are: When will the economy recover, and how strong will the improvement be? At this time, the response to both questions is uncertain. While there are some signs of improved economic activity, profitability remains a concern. Also, rising anxieties over earnings credibility could affect investor and consumer confidence. Given this environment, our market outlook is positive, and we will continue to seek opportunities to add longer intermediate sector bonds. We also expect to remain largely fully invested in an effort to enhance shareholder income. If either the US economy or equity markets display additional weakness or strength, we are prepared to adopt a more constructive or defensive investment stance.

In Conclusion

We thank you for your support of Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

June 5, 2002


                                      2 & 3

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                           Ten Years/
                                                        6-Month          12-Month        Since Inception   Standardized
As of April 30, 2002                                 Total Return      Total Return       Total Return     30-Day Yield
==========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares       +0.34%           +7.11%             +77.74%          3.55%
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares       +0.18            +6.77              +72.45           3.27
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares       +0.27            +6.77              +49.92           3.27
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares       +0.29            +7.00              +52.45           3.45
==========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Average Annual Total Return

                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/02                          +2.65%                +1.63%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                        +5.59                 +5.37
--------------------------------------------------------------------------------
Ten Years Ended 3/31/02                         +5.81                 +5.70
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                    % Return       % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/02                               +2.23%          +1.25%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                             +5.24           +5.24
--------------------------------------------------------------------------------
Ten Years Ended 3/31/02                              +5.47           +5.47
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   % Return           % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/02                               +2.32%           +1.34%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                             +5.23            +5.23
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/02                 +5.29            +5.29
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/02                            +2.45%             +1.43%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                          +5.46               +5.25
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/02              +5.53               +5.38
--------------------------------------------------------------------------------
 *     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                      4 & 5

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face
STATE                tRatings  Ratings   Amoun     Issue                                                                    Value
===================================================================================================================================
Alaska--2.0%          AAA       Aaa     $2,250    Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                  Series A, 5.65% due 7/01/2012 (b)                                        $  2,335
===================================================================================================================================
Arizona--6.5%         NR*       A1       2,000    Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                  AMT, 6.70% due 3/01/2020                                                    2,093
                      AAA       Aaa      5,000    Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                                                  Refunding Bonds, Junior Lien, 5.50% due 7/01/2013 (g)                       5,494
===================================================================================================================================
Arkansas--1.1%        AAA       Aaa      1,250    Fort Smith, Arkansas, Water and Sewer Revenue Refunding Bonds,
                                                  Series A, 5% due 10/01/2007 (e)                                             1,342
===================================================================================================================================
California--7.9%      BBB       Baa2     3,405    California Statewide Communities Development Authority, COP (Catholic
                                                  Healthcare West), 6% due 7/01/2009                                          3,595
                      AAA       Aaa      5,000    Los Angeles, California, Unified School District, GO, Refunding, 5.50%
                                                  due 7/01/2011 (c)                                                           5,567
===================================================================================================================================
Colorado--0.5%        A1+       VMIG1@     600    Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                  1.75% due 5/01/2013 (a)(b)                                                    600
===================================================================================================================================
Illinois--14.1%       AA+       Aaa      5,000    Chicago, Illinois, Metropolitan Water Reclamation District of Greater
                                                  Chicago, Capital Improvement, GO, Series A, 5.50% due 12/01/2012            5,483
                      A         A2       5,000    Illinois Development Finance Authority, PCR, Refunding (Amerencips),
                                                  Series A, 5.50% due 3/01/2014                                               5,111
                      AA-       A1       5,000    Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                                                  Bonds, Series A, 6.30% due 1/01/2011                                        5,729
===================================================================================================================================
Indiana--5.0%         AA-       NR*      5,000    Franklin Township, Indiana, School Building Corporation, Marion County,
                                                  First Mortgage Revenue Bonds, 6% due 7/15/2010 (f)(h)                       5,762
===================================================================================================================================
Maine--0.8%           NR*       A2         870    Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                  Refunding Bonds, AMT, 6.90% due 11/01/2003                                    893
===================================================================================================================================
Maryland--3.0%        NR*       VMIG1@     600    Baltimore County, Maryland, EDR, Refunding (Garrison Forest School
                                                  Project), VRDN, 1.75% due 6/01/2026 (a)                                       600
                      A1+       VMIG1@   2,900    Maryland State Energy Financing Administration, Solid Waste Disposal
                                                  Revenue Bonds (Cimenteries Project), VRDN, AMT,
                                                  1.75% due 5/01/2035 (a)                                                     2,900
===================================================================================================================================
Massachusetts--3.4%   NR*       Aa3      3,300    Massachusetts State Revenue Bonds, RIB, Series 420,
                                                  9.59% due 12/15/2014 (d)                                                    3,909
===================================================================================================================================
Michigan--0.3%        A1+       NR*        400    Eastern Michigan University Revenue Refunding Bonds, VRDN, 1.70% due
                                                  6/01/2027 (a)(g)                                                              400
===================================================================================================================================
Mississippi--1.1%     A1        VMIG1+   1,300    Mississippi Business Finance Corporation, Mississippi, Solid Waste
                                                  Disposal Revenue Refunding Bonds (Mississippi Power Company Project),
                                                  VRDN, AMT, 1.85% due 5/01/2028 (a)                                          1,300
===================================================================================================================================
New Mexico--2.9%      AA+       Aa2      3,000    New Mexico State Highway Commission, Tax Revenue Bonds, Senior Sub-Lien,
                                                  Series A, 6% due 6/15/2013                                                  3,341
===================================================================================================================================
New York--13.8%       AAA       Aaa      5,000    Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Refunding Bonds, Series C, 5.125% due 7/01/2013 (e)                 5,297
                                                  Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                  AMT, 120th Series (c):
                      AAA       Aaa      5,000      5.75% due 10/15/2013                                                      5,351
                      AAA       Aaa      5,000      5.75% due 10/15/2014                                                      5,331
===================================================================================================================================
Oregon--10.0%         AAA       Aaa      5,475    Oregon State Department of Administrative Services, COP, Series A,
                                                  5.75% due 5/01/2010 (b)(f)                                                  6,161
                      AAA       Aaa      5,000    Oregon State Department of Administrative Services, Lottery Revenue
                                                  Bonds, Series B, 5.75% due 4/01/2013 (e)                                    5,448
===================================================================================================================================
South Carolina--0.9%  BBB       Baa2     1,000    Georgetown County, South Carolina, Environmental Improvement Revenue
                                                  Refunding Bonds (International Paper Company Project), Series A,
                                                  5.70% due 4/01/2014                                                         1,017
===================================================================================================================================
Tennessee--1.5%       AA        Aa2      1,600    Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2-C,
                                                  5.85% due 7/01/2009                                                         1,706
===================================================================================================================================
Texas--5.1%           A1+       VMIG1@     600    Bell County, Texas, Health Facilities Development Corporation, Hospital
                                                  Revenue Bonds (Scott & White Memorial Hospital), VRDN, Series B-1,
                                                  1.70% due 8/15/2029 (a)(c)                                                    600
                      AAA       Aaa      5,000    Dallas-Fort Worth, Texas, International Airport Revenue Refunding and
                                                  Improvement Bonds, AMT, Series A, 5.75% due 11/01/2014 (g)                  5,296
===================================================================================================================================
Washington--14.2%     NR*       Aa1      4,860    Pierce County, Washington, School District Number 416, White River,
                                                  GO, 6% due 12/01/2012                                                       5,429
                      A+        Aa3      5,000    Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                  10/01/2012                                                                  5,501
                      AA+       Aa1      5,000    Washington State, GO, Series B, 6% due 1/01/2012                            5,540
===================================================================================================================================
                      Total Investments (Cost--$103,283)--94.1%                                                             109,131
                      Variation Margin on Financial Futures Contracts**--0.0%                                                    (6)
                      Other Assets Less Liabilities--5.9%                                                                     6,846
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $115,971
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(e)   FSA Insured.
(f)   Prerefunded.
(g)   FGIC Insured.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of April 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts                      Issue                Date          Value
      --------------------------------------------------------------------------
        58                      US Treasury Notes       June 2002    $ 6,122,625
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$6,128,063)                             $ 6,122,625
                                                                     ===========
      --------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
HDA     Housing Development Authority
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                      6 & 7

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

                  As of April 30, 2002
=================================================================================================================================
Assets:           Investments, at value (identified cost--$103,283,119)........................                      $109,131,156
                  Cash.........................................................................                            82,819
                  Receivables:
                    Securities sold............................................................       $  5,550,014
                    Interest...................................................................          1,496,699
                    Beneficial interest sold...................................................            159,398      7,206,111
                                                                                                      ------------
                  Prepaid registration fees and other assets...................................                            46,185
                                                                                                                     ------------
                  Total assets.................................................................                       116,466,271
                                                                                                                     ------------
=================================================================================================================================
Liabilities:      Payables:
                    Beneficial interest redeemed...............................................            252,343
                    Dividends to shareholders..................................................             94,124
                    Investment adviser.........................................................             51,995
                    Distributor................................................................             13,179
                    Variation margin...........................................................              6,344        417,985
                                                                                                      ------------
                  Accrued expenses and other liabilities.......................................                            77,744
                                                                                                                     ------------
                  Total liabilities............................................................                           495,729
                                                                                                                     ------------
=================================================================================================================================
Net Assets:       Net assets...................................................................                      $115,970,542
                                                                                                                     ============
=================================================================================================================================
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized ...........................................................                      $    336,744
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                           350,273
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                            36,294
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                           392,613
                  Paid-in capital in excess of par.............................................                       109,223,425
                  Accumulated realized capital losses on investments--net......................                          (222,282)
                  Unrealized appreciation on investments--net..................................                         5,853,475
                                                                                                                     ------------
                  Net assets...................................................................                      $115,970,542
                                                                                                                     ============
=================================================================================================================================
Net Asset         Class A--Based on net assets of $35,003,803 and 3,367,444 shares of
Value:            beneficial interest outstanding .............................................                      $      10.39
                                                                                                                     ============
                  Class B--Based on net assets of $36,403,733 and 3,502,735 shares of
                  beneficial interest outstanding .............................................                      $      10.39
                                                                                                                     ============
                  Class C--Based on net assets of $3,770,617 and 362,938 shares of
                  beneficial interest outstanding .............................................                      $      10.39
                                                                                                                     ============
                  Class D--Based on net assets of $40,792,389 and 3,926,125 shares of
                  beneficial interest outstanding .............................................                      $      10.39
                                                                                                                     ============
=================================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2002
=================================================================================================================================
Investment        Interest.....................................................................                      $  2,793,942
Income:
=================================================================================================================================
Expenses:         Investment advisory fees.....................................................       $    312,206
                  Account maintenance and distribution fees--Class B...........................             54,511
                  Accounting services..........................................................             49,063
                  Professional fees............................................................             41,983
                  Registration fees............................................................             22,546
                  Printing and shareholder reports.............................................             21,055
                  Account maintenance fees--Class D............................................             19,862
                  Transfer agent fees--Class B.................................................             19,281
                  Transfer agent fees--Class D.................................................             18,161
                  Transfer agent fees--Class A.................................................             15,691
                  Trustees' fees and expenses..................................................              6,650
                  Account maintenance and distribution fees--Class C...........................              4,747
                  Custodian fees...............................................................              4,011
                  Pricing fees.................................................................              2,956
                  Transfer agent fees--Class C.................................................              1,716
                  Other........................................................................             10,495
                                                                                                      ------------
                  Total expenses...............................................................                           604,934
                                                                                                                     ------------
                  Investment income--net.......................................................                         2,189,008
                                                                                                                     ------------
=================================================================================================================================
Realized &        Realized loss on investments--net............................................                          (241,756)
Unrealized        Change in unrealized appreciation on investments--net........................                        (1,620,112)
Loss on                                                                                                              ------------
Investments --    Total realized and unrealized loss on investments--net.......................                        (1,861,868)
Net:                                                                                                                 ------------
                  Net Increase in Net Assets Resulting from Operations.........................                      $    327,140
                                                                                                                     ============
=================================================================================================================================

            See Notes to Financial Statements.


                                      8 & 9

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six      For the
                                                                                                     Months Ended     Year Ended
                                                                                                       April 30,      October 31,
                      Increase (Decrease) in Net Assets:                                                 2002            2001
==================================================================================================================================
Operations:           Investment income--net................................................         $  2,189,008    $  4,999,602
                      Realized gain (loss) on investments--net..............................             (241,756)      3,471,125
                      Change in unrealized appreciation/depreciation on investments--net....           (1,620,112)      3,519,538
                                                                                                     ------------    ------------
                      Net increase in net assets resulting from operations..................              327,140      11,990,265
                                                                                                     ------------    ------------
==================================================================================================================================
Dividends &           Investment income--net:
Distributions           Class A.............................................................             (686,278)     (1,754,810)
To Shareholders:        Class B.............................................................             (669,888)     (1,583,478)
                        Class C.............................................................              (58,054)       (105,246)
                        Class D.............................................................             (774,788)     (1,556,068)
                      Realized gain on investments--net:
                        Class A.............................................................             (118,859)             --
                        Class B.............................................................             (124,607)             --
                        Class C.............................................................               (8,444)             --
                        Class D.............................................................             (136,134)             --
                                                                                                     ------------    ------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders.......................................................           (2,577,052)     (4,999,602)
                                                                                                     ------------    ------------
==================================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial interest
Transactions:         transactions..........................................................            2,076,432     (27,766,750)
                                                                                                     ------------    ------------
==================================================================================================================================
Net Assets:           Total decrease in net assets..........................................             (173,480)    (20,776,087)
                      Beginning of period...................................................          116,144,022     136,920,109
                                                                                                     ------------    ------------
                      End of period.........................................................         $115,970,542    $116,144,022
                                                                                                     ============    ============
==================================================================================================================================

            See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                                                                                ---------------------------------------------------
                   The following per share data and ratios have been derived    For the Six            For the Year Ended
                   from information provided in the financial statements.       Months Ended               October 31,
                                                                                  April 30,   -------------------------------------
                   Increase (Decrease) in Net Asset Value:                          2002       2001      2000       1999      1998
===================================================================================================================================
Per Share          Net asset value, beginning of period.......................     $ 10.60    $ 10.05   $  9.75   $ 10.60   $ 10.23
Operating                                                                          -------    -------   -------   -------   -------
Performance:       Investment income--net.....................................         .21        .43       .44       .40       .43
                   Realized and unrealized gain (loss) on investments--net....        (.17)       .55       .30      (.62)      .37
                                                                                   -------    -------   -------   -------   -------
                   Total from investment operations...........................         .04        .98       .74      (.22)      .80
                                                                                   -------    -------   -------   -------   -------
                   Less dividends and distributions:
                    Investment income--net....................................        (.21)      (.43)     (.44)     (.40)     (.43)
                    Realized gain on investments--net.........................        (.04)        --        --      (.10)       --
                    In excess of realized gain on investments--net............          --         --        --      (.13)       --
                                                                                   -------    -------   -------   -------   -------
                   Total dividends and distributions..........................        (.25)      (.43)     (.44)     (.63)     (.43)
                                                                                   -------    -------   -------   -------   -------
                   Net asset value, end of period.............................     $ 10.39    $ 10.60   $ 10.05   $  9.75   $ 10.60
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Total Investment   Based on net asset value per share.........................        .34%+     9.98%     7.80%    (2.16%)    8.00%
Return:**                                                                          =======    =======   =======   =======   =======
===================================================================================================================================
Ratios to Average  Expenses...................................................        .92%*      .90%      .80%      .80%      .74%
Net Assets:                                                                        =======    =======   =======   =======   =======
                   Investment income--net.....................................       4.00%*     4.21%     4.47%     3.97%     4.17%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands)...................     $35,004    $35,538   $51,675   $58,635   $73,769
Data:                                                                              =======    =======   =======   =======   =======
                   Portfolio turnover.........................................      75.68%    169.70%   210.04%   159.37%   174.64%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.


                                     10 & 11

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

                                                                                                      Class B
                                                                                ---------------------------------------------------
                   The following per share data and ratios have been derived    For the Six            For the Year Ended
                   from information provided in the financial statements.       Months Ended               October 31,
                                                                                  April 30,   -------------------------------------
                   Increase (Decrease) in Net Asset Value:                          2002       2001      2000       1999      1998
===================================================================================================================================
Per Share          Net asset value, beginning of period.......................     $ 10.60    $ 10.04   $  9.75   $ 10.60   $ 10.23
Operating                                                                          -------    -------   -------   -------   -------
Performance:       Investment income--net.....................................         .19        .40       .41       .37       .40
                   Realized and unrealized gain (loss) on investments--net....        (.17)       .56       .29      (.62)      .37
                                                                                   -------    -------   -------   -------   -------
                   Total from investment operations...........................         .02        .96       .70      (.25)      .77
                                                                                   -------    -------   -------   -------   -------
                   Less dividends and distributions:
                    Investment income--net....................................        (.19)      (.40)     (.41)     (.37)     (.40)
                    Realized gain on investments--net.........................        (.04)        --        --      (.10)       --
                    In excess of realized gain on investments--net............          --         --        --      (.13)       --
                                                                                   -------    -------   -------   -------   -------
                   Total dividends and distributions..........................        (.23)      (.40)     (.41)     (.60)     (.40)
                                                                                   -------    -------   -------   -------   -------
                   Net asset value, end of period.............................     $ 10.39    $ 10.60   $ 10.04   $  9.75   $ 10.60
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Total Investment   Based on net asset value per share.........................        .18%+     9.75%     7.35%    (2.46%)    7.67%
Return:**                                                                          =======    =======   =======   =======   =======
===================================================================================================================================
Ratios to Average  Expenses...................................................       1.24%*     1.22%     1.12%     1.11%     1.06%
Net Assets:                                                                        =======    =======   =======   =======   =======
                   Investment income--net.....................................       3.69%*     3.89%     4.16%     3.65%     3.86%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands)...................     $36,404    $37,875   $46,571   $54,559   $75,688
Data:                                                                              =======    =======   =======   =======   =======
                   Portfolio turnover.........................................      75.68%    169.70%   210.04%   159.37%   174.64%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

                                                                                                     Class C
                                                                                ---------------------------------------------------
                   The following per share data and ratios have been derived    For the Six            For the Year Ended
                   from information provided in the financial statements.       Months Ended               October 31,
                                                                                  April 30,   -------------------------------------
                   Increase (Decrease) in Net Asset Value:                          2002       2001      2000       1999      1998
===================================================================================================================================
Per Share          Net asset value, beginning of period.......................     $ 10.59    $ 10.04   $  9.74   $ 10.60   $ 10.23
Operating                                                                          -------    -------   -------   -------   -------
Performance:       Investment income--net.....................................         .19        .40       .41       .37       .40
                   Realized and unrealized gain (loss) on investments--net....        (.16)       .55       .30      (.63)      .37
                                                                                   -------    -------   -------   -------   -------
                   Total from investment operations...........................         .03        .95       .71      (.26)      .77
                                                                                   -------    -------   -------   -------   -------
                   Less dividends and distributions:
                    Investment income--net....................................        (.19)      (.40)     (.41)     (.37)     (.40)
                    Realized gain on investments--net.........................        (.04)        --        --      (.10)       --
                    In excess of realized gain on investments--net............          --         --        --      (.13)       --
                                                                                   -------    -------   -------   -------   -------
                   Total dividends and distributions..........................        (.23)      (.40)     (.41)     (.60)     (.40)
                                                                                   -------    -------   -------   -------   -------
                   Net asset value, end of period.............................     $ 10.39    $ 10.59   $ 10.04   $  9.74   $ 10.60
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Total Investment   Based on net asset value per share.........................        .27%+     9.64%     7.45%    (2.58%)    7.65%
Return:**                                                                          =======    =======   =======   =======   =======
===================================================================================================================================
Ratios to Average  Expenses...................................................       1.24%*     1.22%     1.12%     1.12%     1.07%
Net Assets:                                                                        =======    =======   =======   =======   =======
                   Investment income--net.....................................       3.67%*     3.89%     4.16%     3.64%     3.85%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands)...................     $ 3,771    $ 2,462   $ 3,744   $ 3,275   $ 5,116
Data:                                                                              =======    =======   =======   =======   =======
                   Portfolio turnover.........................................      75.68%    169.70%   210.04%   159.37%   174.64%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.


                                    12 & 13

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

                                                                                                      Class D
                                                                                ---------------------------------------------------
                   The following per share data and ratios have been derived    For the Six            For the Year Ended
                   from information provided in the financial statements.       Months Ended               October 31,
                                                                                  April 30,   -------------------------------------
                   Increase (Decrease) in Net Asset Value:                          2002       2001      2000       1999      1998
===================================================================================================================================
Per Share          Net asset value, beginning of period......................  .   $ 10.60    $ 10.04   $  9.74   $ 10.60   $ 10.23
Operating                                                                          -------    -------   -------   -------   -------
Performance:       Investment income--net....................................  .       .20        .42       .43       .39       .42
                   Realized and unrealized gain (loss) on investments--net...  .      (.17)       .56       .30      (.63)      .37
                                                                                   -------    -------   -------   -------   -------
                   Total from investment operations..........................  .       .03        .98       .73      (.24)      .79
                                                                                   -------    -------   -------   -------   -------
                   Less dividends and distributions:
                    Investment income--net...................................  .      (.20)      (.42)     (.43)     (.39)     (.42)
                    Realized gain on investments--net........................  .      (.04)        --        --      (.10)       --
                    In excess of realized gain on investments--net...........  .        --         --        --      (.13)       --
                                                                                   -------    -------   -------   -------   -------
                   Total dividends and distributions.........................  .      (.24)      (.42)     (.43)     (.62)     (.42)
                                                                                   -------    -------   -------   -------   -------
                   Net asset value, end of period............................  .   $ 10.39    $ 10.60   $ 10.04   $  9.74   $ 10.60
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Total Investment   Based on net asset value per share........................  .      .29%+     9.98%     7.69%    (2.35%)    7.90%
Return:**                                                                          =======    =======   =======   =======   =======
===================================================================================================================================
Ratios to Average  Expenses..................................................  .     1.02%*     1.01%      .90%      .90%      .84%
Net Assets:                                                                        =======    =======   =======   =======   =======
                   Investment income--net....................................  .     3.90%*     4.10%     4.37%     3.87%     4.07%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands)..................  .   $40,792    $40,269   $34,930   $38,890   $47,869
Data:                                                                              =======    =======   =======   =======   =======
                   Portfolio turnover........................................  .    75.68%    169.70%   210.04%   159.37%   174.64%
                                                                                   =======    =======   =======   =======   =======
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss


                                    14 & 15

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002 equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B......................................          .20%             .10%
Class C......................................          .20%             .10%
Class D......................................          .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A..................................................     $ 23        $  885
Class D..................................................     $307        $3,671
--------------------------------------------------------------------------------

For the six months ended April 30, 2002, MLPF&S received contingent deferred sales charges of $8,846 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2002, the Fund reimbursed MLIM $5,516 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002, were $80,781,184 and $92,206,549, respectively.

Net realized losses for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002, were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                        Losses          Gains
--------------------------------------------------------------------------------
Long-term investments..............................   $ (184,158)    $ 5,848,037
Financial futures contracts........................      (57,598)          5,438
                                                      ----------     -----------
Total..............................................   $ (241,756)    $ 5,853,475
                                                      ==========     ===========
--------------------------------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,848,037, all of which related to appreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $103,283,119.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $2,076,432 and $(27,766,750) for the six months ended April 30, 2002 and for the year ended October 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended April 30, 2002                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           494,852        $ 5,120,253
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            53,315            548,048
                                                 -----------        -----------
Total issued .............................           548,167          5,668,301
Shares redeemed ..........................          (533,086)        (5,497,985)
                                                 -----------        -----------
Net increase .............................            15,081        $   170,316
                                                 ===========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2001                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           786,232        $ 8,110,114
Shares issued to shareholders
in reinvestment of dividends .............           115,923          1,197,055
                                                 -----------       ------------
Total issued .............................           902,155          9,307,169
Shares redeemed ..........................        (2,693,621)       (27,877,888)
                                                 -----------       ------------
Net decrease .............................        (1,791,466)      $(18,570,719)
                                                 ===========       ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended April 30, 2002                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           494,037        $ 5,110,609
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            49,646            510,220
                                                   ---------        -----------
Total issued .............................           543,683          5,620,829
Automatic conversion of shares ...........          (184,764)        (1,915,279)
Shares redeemed ..........................          (429,640)        (4,434,516)
                                                   ---------        -----------
Net decrease .............................           (70,721)       $  (728,966)
                                                   =========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2001                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           650,179       $  6,732,901
Shares issued to shareholders
in reinvestment of dividends .............            98,611          1,018,414
                                                  ----------       ------------
Total issued .............................           748,790          7,751,315
Automatic conversion of shares ...........          (266,456)        (2,764,505)
Shares redeemed ..........................        (1,545,194)       (16,010,351)
                                                  ----------       ------------
Net decrease .............................        (1,062,860)      $(11,023,541)
                                                  ==========       ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended April 30, 2002                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           141,480        $ 1,446,690
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................             4,358             44,782
                                                     -------        -----------
Total issued .............................           145,838          1,491,472
Shares redeemed ..........................           (15,312)          (158,869)
                                                     -------        -----------
Net increase .............................           130,526        $ 1,332,603
                                                     =======        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2001                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            15,015        $   156,451
Shares issued to shareholders
in reinvestment of dividends .............             8,128             83,874
                                                     -------        -----------
Total issued .............................            23,143            240,325
Shares redeemed ..........................          (163,649)        (1,690,907)
                                                     -------        -----------
Net decrease .............................          (140,506)       $(1,450,582)
                                                     =======        ===========
-------------------------------------------------------------------------------


                                    16 & 17

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended April 30, 2002                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           185,034        $ 1,910,859
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            52,611            540,782
Automatic conversion of shares ...........           184,813          1,915,279
                                                     -------        -----------
Total issued .............................           422,458          4,366,920
Shares redeemed ..........................          (296,797)        (3,064,441)
                                                     -------        -----------
Net increase .............................           125,661        $ 1,302,479
                                                     =======        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended October 31, 2001                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           525,491        $ 5,356,229
Shares issued to shareholders
in reinvestment of dividends .............            85,297            881,977
Automatic conversion of shares ...........           266,613          2,764,505
                                                     -------        -----------
Total issued .............................           877,401          9,002,711
Shares redeemed ..........................          (555,229)        (5,724,619)
                                                     -------        -----------
Net increase .............................           322,172        $ 3,278,092
                                                     =======        ===========
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended April 30, 2002.

[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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